UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 29, 2012

TMX FINANCE LLC

(Exact name of registrant as specified in its charter)

Delaware	333-172244	20-1106313
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Bull Street, Suite 200

Savannah, Georgia 31401

(Address of principal executive offices)

(912) 525-2675

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 29, 2012, TMX Finance LLC (the “Company”) and Philip L. Mazzini agreed to end Mr. Mazzini’s employment as the Company’s President.  The terms of Mr. Mazzini’s employment are set forth in an offer letter dated July 9, 2012 between the Company and Mr. Mazzini which is filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 and incorporated herein by reference.  The Company will pay Mr. Mazzini separation pay as described by the terms in the offer letter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ Elizabeth C. Nelson
Elizabeth C. Nelson
Date: December 4, 2012		Chief Accounting Officer